UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

June 22, 2015
Date of Report (Date of earliest event reported)
QUADRANT 4 SYSTEM CORPORATION
(Exact name of registrant as specified in its charter)

Illinois
(State or Other Jurisdiction of Incorporation)

033-42498	65-0254624
(Commission File Number)	(IRS Employer Identification Number)

2850 Golf Road, Suite 405, Rolling Meadows, Illinois, 60008
(Address of principal executive offices)

(847) 871-9450
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2:	FINANCIAL INFORMATION

ITEM 2.02:	Results of Operation and Financial Condition.

On June 22, 2015, Quadrant 4 System Corporation (the “Company”) announced via press release the status of the Company’s estimated financial results for the year ending December 31, 2014.  This press release sets forth the Company’s guidance regarding pertinent financial information as the Company believes will be set forth in the forthcoming Annual Report under Form 10-K for the period ending December 31, 2014 (the “Forthcoming 10-K”).  A copy of the Company’s press release is included herein as Exhibit 99.1 and incorporated herein by reference.  The information furnished under Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 7:	REGULATION FD

ITEM 7.01:	Regulation FD Disclosure.

On June 22, 2015, as stated in item 2.02 above, the Company issued a press release setting forth the status of its Forthcoming 10-K.   A copy of the Company’s press release is included herein as Exhibit 99.1 and incorporated herein by reference.  The information furnished under Item 2.02 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Financial statements of business acquired – Not required;

Pro forma financial information – Not required;

Shell Company Transactions – Not required;

Exhibits – 99.1                                           Press Release, dated June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

June 22, 2015	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer